                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints Peter S. Lowy, Mark A. Stefanek and Irv Hepner, and each of them, with full power to act without the others, his true and lawful attorneys-in fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Westfield America, Inc. for the year ended December 31, 1998 (the "Annual Report"), and to file the same, with all exhibits thereto, and to sign any amendments to the Annual Report and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on this 5th day of March 1999.

   /s/ Frank P. Lowy
------------------------------
Frank P. Lowy
Director


   /s/ Roy L. Furman
------------------------------
Roy L. Furman
Director


   /s/ Frederick L. Hilmer
------------------------------
Frederick L. Hilmer
Director


   /s/ Herman Huizinga
------------------------------
Herman Huizinga
Director


   /s/ David H. Lowy
------------------------------
David H. Lowy
Director


   /s/ Bernard Marcus
------------------------------

Bernard Marcus
Director


   /s/ Larry A. Silverstein
------------------------------
Larry A. Silverstein
Director


   /s/ Francis T. Vincent
------------------------------
Francis T. Vincent, Jr.
Director


   /s/ Geroge Weissman
------------------------------
Geroge Weissman
Director